Exhibit 99.14

Goldgroup Begins High-Impact Exploration at
Cerro Prieto and New Gold Zones

March 26, 2025, Vancouver, British Columbia: Goldgroup Mining Inc. (“Goldgroup” or the “Company”) (TSX-V: GGA, OTC: GGAZF) is pleased to announce that a high impact exploration program is underway at the Company’s 100% owned and operational Cerro Prieto gold mine in Sonora state, Mexico.

The program comprises approximately 6,000 metres of diamond core drilling, an induced polarization geophysical survey and surface trenching. Drilling is concentrated near mine at the Nuevo Esperanza and Reyna mineralized zones adjacent to the Esperanza zone, where the mine is currently producing from. This main Esperanza zone remains open to the north and west. In addition, some test drilling will be allocated to the previously mined South Pit where an opportunity has been identified to possibly reactivate mining from this area at low cost, to extract remaining accessible resources via a small pit pushback. Additionally, one kilometre south of the mine, along the major Cerro Prieto shear zone, several newly discovered mineralized zones will be further examined through surface trenching and possible geophysical surveying during the campaign.

Mr. Ralph Shearing, CEO, commented, “The upside potential at Cerro Prieto is incredibly exciting, promising substantial expansion and new opportunities for growth. We intend to maximize and optimize this mine to its very best performance. As our foundational asset, Cerro Prieto will remain central to our strategy as we advance toward becoming a leading intermediate gold producer.”

The Cerro Prieto open pit gold mine has been in production since 2013 and is currently producing approximately 11,500 ounces gold per year. One of the key objectives of the exploration program is to delineate additional resources to immediately add to the mine plan, enabling significantly increased annual production. The company is well advanced with the installation of a second crushing circuit to increase production, targeting at least 24,000 ounces annually from ongoing mining, with an expected completion schedule near the end of April.

A second initiative, currently in the final engineering and planning stage with an independent consultant, should allow the company to initiate a re-leaching of the existing leach pads to recover residual gold. The leach pads, by years end will contain more than 10 million tons of crushed mineralized rock available for reprocessing with an estimated grade of 0.40 g Au/tonne. Internal column leach testing indicates recoveries of 40% are possible from previously leach material. Estimated capital costs and economics, for this stand-alone project, will be available upon completion of the independent engineering study, expected before the end of April 2025.

Cerro Prieto encompasses a large 4,300-hectare project area along a prolific shear zone. The project hosts low-sulphidation epithermal quartz-gold veins with excellent leach kinetics, along with larger-scale mineralized stockwork targets.

About Goldgroup Mining

Goldgroup is a Canadian-based mining Company that owns and operates the Cerro Prieto heap-leach gold mine located in the State of Sonora, Mexico and is led by a team of highly successful and seasoned individuals with extensive expertise in mine development, corporate finance, and exploration in Mexico.

Ralph Shearing, PGeol. (Alberta) a qualified person under NI 43-101 and, CEO of the Company, has reviewed and approved the technical disclosure contained in this news release.

For further information on Goldgroup, please visit www.goldgroupmining.com

On behalf of the Board of Directors

Ralph Shearing

CEO
+1 (604) 764-0965

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this press release.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

Certain information contained in this news release, including any information relating to future financial or operating performance, may be considered “forward-looking information” (within the meaning of applicable Canadian securities law) and “forward-looking statements” (within the meaning of the United States Private Securities Litigation Reform Act of 1995). These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Actual results could differ materially from the conclusions, forecasts and projections contained in such forward-looking information.

These forward-looking statements reflect Goldgroup’s current internal projections, expectations or beliefs and are based on information currently available to Goldgroup. In some cases forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

Forward-looking information is subject to a variety of known and unknown risks, uncertainties and other factors that could cause actual events or results to materially differ from those reflected in the forward-looking information, and are developed based on assumptions about such risks, uncertainties and other factors including, without limitation: receipt of all required stock exchange and regulatory approvals in connection with the Private Placement and the business of the Company; the completion of the Private Placement as planned; the proposed use of proceeds raised pursuant to the Private Placement and the Company’s plans at the Cerro Prieto project; the scope, duration and impact of the COVID-19 pandemic; the scope, duration and impact of regulatory responses to the pandemic on the employees, business and operations; uncertainties related to actual capital costs operating costs and expenditures; production schedules and economic returns from Goldgroup’s projects; uncertainties associated with development activities; uncertainties inherent in the estimation of mineral resources and precious metal recoveries; uncertainties related to current global economic conditions; fluctuations in precious and base metal prices; uncertainties related to the availability of future financing; potential difficulties with joint venture partners; risks that Goldgroup’s title to its property could be challenged; political and country risk; risks associated with Goldgroup being subject to government regulation; risks associated with surface rights; environmental risks; Goldgroup’s need to attract and retain qualified personnel; risks associated with potential conflicts of interest; Goldgroup’s lack of experience in overseeing the construction of a mining project; risks related to the integration of businesses and assets acquired by Goldgroup; uncertainties related to the competitiveness of the mining industry; risk associated with theft; risk of water shortages and risks associated with competition for water; uninsured risks and inadequate insurance coverage; risks associated with potential legal proceedings; risks associated with community relations; outside contractor risks; risks related to archaeological sites; foreign currency risks; risks associated with security and human rights; and risks related to the need for reclamation activities on Goldgroup’s properties, as well as the risk factors disclosed in Goldgroup’s Annual Information Form and MD&A. Any and all of the forward-looking information contained in this news release is qualified by these cautionary statements.

Although Goldgroup believes that the forward-looking information contained in this news release is based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking information. Goldgroup expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, events or otherwise, except as may be required by, and in accordance with, applicable securities laws.